MERRILL LYNCH
SENIOR FLOATING
RATE FUND, INC.



FUND LOGO



Semi-Annual Report

February 29, 2000




This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Senior Floating
Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Senior Floating Rate Fund, Inc.


DEAR SHAREHOLDER

Fund Performance
The Fund's effective net annualized yield for the six months ended February 29, 2000 was 7.83%, compared to a yield of 6.61% for the same period a year earlier. During the six-month period ended February 29, 2000, the Fund earned $0.375 per share income dividends, representing a net annualized yield of 7.83%, based on a month-end per share net asset value of $9.63. For the six months ended February 29, 2000, the Fund's total investment return was +2.89%, based on a change in per share net asset value from $9.73 to $9.63 and assuming reinvestment of $0.375 per share income dividends. Since inception (November 3, 1989) through February 29, 2000, the Fund's total investment return was +96.33%, based on a change in per share net asset value from $10.00 to $9.63, and assuming reinvestment of $7.104 per share income dividends.

For the 12 months ended February 29, 2000, Merrill Lynch Senior Floating Rate Fund, Inc. had a total return of +5.17%. This compares to the +0.93% total return for the Merrill Lynch High Yield US Corporates, Cash Pay Bond Index, the +1.78% total return for the Merrill Lynch US Treasury/Agency Master Index, the +0.11% total return for the Merrill Lynch US Corporate Bond Master Index, and the +5.09% return for the Merrill Lynch Three-Month Treasury Bill Index for the same 12-month period.


Investment Approach
Merrill Lynch Senior Floating Rate Fund, Inc. consists largely of participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans. This is driven usually by two factors. First, bank loans are typically senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations as is the case with fixed-income bonds.


Market Review
Market conditions were difficult for high-yield bonds and bank loans during 1999. While benefiting from a strong economy, the high-yield market suffered from an increase in Treasury interest rates resulting from inflationary fears and a rise in default rates. To keep the economy from overheating and igniting inflation, the Federal Reserve Board increased the Federal Funds rate (the rate US banks charge each other for overnight loans) 100 basis points (1.00%) to 5.75% in the last 12 months. This sharp spike in interest rates resulted in the high-yield market posting its second consecutive year of declining prices. Although the rise in interest rates helped the yields on bank loans, the rise in default rates caused the price of loans to deteriorate.

Credit spreads (the difference over a risk-free investment that an investor requires to invest in leveraged loans) rose in 1999, although not as dramatically as after the emerging market crisis in 1998. The two forces behind higher new-issue credit spreads were rising default rates and heightened illiquidity. High-yield bond defaults rose during the year to a 5.5% annual rate, the highest level in almost a decade, as 86 domestic issuers defaulted in 1999, representing $22 billion in par amount, compared to 46 issuers and $7.9 billion in 1998. Ironically, the high level of defaults occurred during a period of strong economic growth. This was the result of several factors. First, lower commodity prices, especially in energy and chemicals, from global overcapacity derived from the 1998 Asian financial crisis drove smaller companies to lose access to capital at a time when business prospects were pressured. Second, in response to huge demand, heavy issuance of high-yield debt from 1996 to 1998 strained underwriting standards and lower quality transactions entered the marketplace. In addition, pricing power vanished in the global competitive arena, unfavorably positioning producers of low value-added products. Finally, the healthcare industry was specifically damaged by governmental change in reimbursement rates. Going forward into 2000 and 2001, these trends have already shifted direction. In general, the global markets have turned around and demand for commodities should improve, raising prices. In addition, new issuance has been subdued and healthcare issuance has been almost non-existent. Therefore, we believe there will be a reduction in the default rate over the near term. Rising interest rates, anemic demand for high-yield issues and concerns surrounding Year 2000 readiness resulted in higher illiquidity in the bank loan and high-yield bond markets.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


The loan market also experienced more volatility in 1999 than its historical norm because of the higher default rate. Loan investors, seeking to prevent the anticipated problems associated with financial restructurings, sold loans that reported weaker-than-expected financial results faster to avoid potential problems. This increased trading activity heightened volatility, as dealers became less optimistic about providing liquidity for borrowers that were not meeting projected budgets. In addition, loan investors dynamically shifted their portfolios, increasing exposure to less volatile sectors or adding exposure to sectors with greater potential for credit improvement. In essence, the loan market appears to be assuming portfolio management practices similar to other markets, substantiating our view that loans do have prices, actively trade, and should be valued on the basis of available market quotations, rather than being marked at face value for the life of the loan.

The technical and fundamental problems of the high-yield market have resulted in outflows rather consistently for the past ten months. Because of fund redemptions and higher interest rates, the high-yield bond sector (as measured by the unmanaged Donaldson, Lufkin and Jenrette High Yield Index) generated a poor total return of +1.60% for the six-month period ended February 29, 2000. Bank loans (as measured by the unmanaged Donaldson, Lufkin and Jenrette Leveraged Loan Index Plus) fared better, given the floating rate nature of the asset class, and generated a return of +2.27% for the same period. Merrill Lynch Senior Floating Rate Fund, Inc. outperformed the Indexes as a result of its higher exposure to outperforming sectors such as cable television, wired telecommunications, paper, and metals and mining. In addition, the Fund had a lower percentage of distressed issues while none of its issues defaulted, which benefited Fund performance.

Investment Activities
At February 29, 2000, Merrill Lynch Senior Floating Rate Fund, Inc. had approximately $2.48 billion out of $2.76 billion, or 90%, of its total investment assets committed for investment in corporate loan interests. Assets not invested in loan interests were invested in high-quality, short-term securities. As of February 29, 2000, more than 98% of the Fund's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, particularly the Federal Funds rate. Since the reset period on the Fund's floating rate investments is between 30 days and 90 days, the yield on the bank loan portion of the Fund is likely to move in the same direction within a short period of time after any change in the Federal Funds rate. By period-end, the Fund was comprised of 179 borrowers across 48 industries. (See the "Portfolio Profile" on page 22 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries as of February 29, 2000.)

Investment Strategy
Throughout the six months ended February 29, 2000, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics in the form of its floating rate spreads over LIBOR. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. During the period, we focused on the better-priced new-issue market where transactions were available at yields relative to LIBOR that were 0.25% to 0.50% greater than was the case in February 1999. New-issue transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors have become more demanding. Some of the leveraged bank loans brought to market recently are currently trading above issue price, particularly in the wireless telecommunication and cable television services sectors.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


Substantial merger and acquisition activity and better-then-expected subscriber growth have attracted equity capital to the wireless telecommunications sector. As a result, Nextel Communications, Inc., the Fund's largest holding, Cincinnati Bell Inc. and VoiceStream PCS Holding Corporation have performed well. In 1999, Nextel Communications entered the Standard & Poor's 500 Index, a tribute to its success in meeting investors' high expectations for growth and profitability. While a potential acquisition by MCI WorldCom Inc. fell through in 1999, it highlighted the strategic value of the company and since that time the stock has tripled. Nextel Communications remains a core holding of the Fund, and we expect its credit profile to continue to improve. Looking ahead, we expect to emphasize growth sectors, such as wireless telecommunications, that are exhibiting improving credit trends and have access to equity capital.

In Conclusion
As difficult as the fiscal year ended February 29, 2000 was for the loan market and the Fund, their performances illustrate the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This attribute continues to draw many new institutional buyers to the bank loan market as they become increasingly attracted to the risk and return attributes of the asset class. In our view, the current rising short-term interest rate environment should increase the yield characteristics of the portfolio. We believe that both the technical and fundamental aspects are improving in the bank loan sector. We also believe we have positively positioned the Fund to follow further expected improvements in the marketplace in an effort to seek to enhance total return potential in the coming months.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager



(Gilles Marchand)
Gilles Marchand
Vice President and Co-Portfolio Manager



(Paul Travers)
Paul Travers
Vice President and Co-Portfolio Manager



April 13, 2000



Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000



RISK/REWARD OF VARIOUS ASSETS

The graph below plots the annualized return and volatility experienced by several asset classes averaged over the last eight years. The annualized returns represent the annualization of the monthly series of returns for each asset class over the time period indicated. The annualized volatility represents the annualization of the monthly series of standard deviation for each asset class over the time period indicated. Asset classes resting on the capital markets line, linking the risk/return data points for money market securities and the broad equity market, experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans fall above the line, which illustrates that, compared to other asset classes, the bank loan market provided superior risk/reward characteristics over the period.


Scatter chart referenced above appears here.

Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, c2000 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes: US 30-day Treasury Bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's U.S. IT (Intermediate Treasuries); Ibbotson's U.S. LT Index (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment-Grade Bonds); Donaldson, Lufkin & Jenrette HY Index (High Yield Bonds); Donaldson Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds); and Standard & Poor's 500 Index (Broad Equity Market).

Money market securities are managed to maintain stable net asset values and are highly liquid. US long-term Treasury bonds and US intermediate Treasury bonds are guaranteed by the US government, and, if held at maturity, offer both a fixed investment return and a fixed principal value. Investment-grade bonds, although not guaranteed by the US government, also offer both fixed principal value and investment return if held at maturity. High-yield bonds, emerging market bonds and leveraged loans entail greater risk than investment-grade bonds or loans. Certain leveraged bank loans may be considered illiquid.

Past performance is not a guarantee of future results. The Fund's performance is not represented in the above chart.



Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


THE BENEFITS AND RISKS OF LEVERAGING

Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding port-folio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS
                S&P    Moody's     Face                     Senior Secured
Industries     Rating   Rating    Amount            Floating Rate Loan Interests*                               Value
Air             NR++    Ba3   $ 5,923,270   Atlas Freighter Leasing I, Term, due 5/29/2004                $    5,919,568
Transportation  NR++    Ba3     6,756,229   Atlas Freighter Leasing II, Term, due 5/29/2004                    6,752,007
--0.5%                                                                                                    --------------
                                                                                                              12,671,575

Aircraft &                                  Evergreen International Aviation, Inc.:
Parts--0.2%     B+      Ba3     1,586,133     Term B, due 5/31/2002                                            1,578,451
                B+      Ba3     4,824,250     Term B, due 5/31/2003                                            4,813,194
                                                                                                          --------------
                                                                                                               6,391,645

Amusement &                                 Amfac Resorts, Inc.:
Recreational    NR++    NR++    2,450,000     Term B, due 9/30/2004                                            2,431,625
Services--2.5%  NR++    NR++    2,450,000     Term C, due 9/30/2005                                            2,431,625
                B+      B2      1,690,909   KSL Recreation Group, Inc., Revolving Credit, due 4/30/2004        1,655,682
                B+      NR++    4,912,500   Kerastotes, Term B, due 12/31/2004                                 4,900,219
                                            Metro Goldwyn Mayer Co.:
                BBB-    Baa3    4,000,000     Term A, due 3/31/2005                                            3,926,668
                BBB-    Baa3   17,500,000     Term B, due 12/31/2006                                          17,349,063
                B+      Ba2    12,000,000   Premier Park Inc., Term B, due 9/30/2005                          12,086,292
                B+      B1     25,000,000   SFX Entertainment Inc., Term B, due 6/30/2006                     25,021,875
                                                                                                          --------------
                                                                                                              69,803,049

Apparel--1.2%                               Arena Brands, Inc.:
                NR++    NR++    1,507,083     Revolving Credit, due 6/01/2002                                  1,394,051
                NR++    NR++    2,932,386     Term A, due 6/01/2002                                            2,716,122
                NR++    NR++    6,990,992     Term B, due 6/01/2002                                            6,484,145
                NR++    NR++    3,250,000   CS Brooks Canada, Inc., Term, due 6/25/2006                        3,225,625
                B+      B2      9,500,000   Humphreys Inc., Term B, due 1/15/2003                              8,122,500
                NR++    NR++    4,937,500   Norcross Safety Products, Term, due 9/30/2004                      4,906,641
                NR++    NR++    4,400,000   Renfro Corp., Term B, due 11/15/2003                               4,380,750
                                            Walls Industries:
                NR++    NR++    1,180,851     Term B, due 2/28/2005                                            1,177,161
                NR++    NR++    1,659,574     Term C, due 2/28/2006                                            1,654,388
                                                                                                          --------------
                                                                                                              34,061,383

Automotive      B+      Ba3       735,000   Accuride Corp., Term C, due 1/21/2007                                732,933
Equipment--1.9%                             Breed Technologies, Inc.:
                D       Caa1    4,947,407     Term A, due 4/27/2004                                            2,904,128
                D       Caa1    9,524,003     Term B, due 4/27/2006                                            5,515,988
                BB-     Ba3    16,456,000   Collins & Aikman Corp., Term B, due 6/30/2005                     16,328,466
                                            Safelite Glass Corp.:
                B+      B1      3,076,682     Term B, due 12/31/2004                                           1,679,868
                B-      B1      3,076,682     Term C, due 12/31/2005                                           1,679,868
                BB      Ba3     4,950,000   Stone Ridge, Term B, due 12/31/2005                                4,979,393
                                            Tenneco Automotive Inc.:
                BB      Ba3    10,000,000     Term B, due 11/02/2007                                          10,071,880
                BB      Ba2    10,000,000     Term C, due 5/02/2008                                           10,071,880
                                                                                                          --------------
                                                                                                              53,964,404

Broadcasting    B       B1     19,500,000   Benedek Broadcasting Corp., Term, due 11/20/2007                  19,469,541
--Radio &       NR++    NR++    7,500,000   Corus Entertainment Inc., Term, due 8/31/2007                      7,523,438
Television                                  Cumulus Media Inc.:
--1.6%          B+      B1      3,000,000     Term B, due 9/30/2007                                            3,015,939
                NR++    B1      2,000,000     Term C, due 2/28/2008                                            2,010,626
                BB-     Ba2     4,666,667   Sinclair Bradcasting, Term, due 12/29/2004                         4,546,113
                NR++    NR++    3,703,125   Spartan Communications, Term B, due 6/30/2005                      3,703,125
                NR++    NR++    4,500,000   VHR Broadcasting, Term B, due 9/30/2007                            4,508,437
                                                                                                          --------------
                                                                                                              44,777,219


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                     Senior Secured
Industries     Rating   Rating    Amount            Floating Rate Loan Interests*                               Value
Building        NR++    NR++  $16,698,302   Dal-Tile International Inc., Term B, due 12/31/2003           $   16,391,172
Materials--1.2% NR++    NR++    5,000,000   Dayton Superior Corp., Term, due 9/29/2005                         4,997,915
                NR++    NR++   11,750,000   Trussway Industries, Term B, due 12/08/2006                       11,691,250
                                                                                                          --------------
                                                                                                              33,080,337

Business        BB-     B1      8,471,917   Info USA Inc., Term B, due 7/23/2006                               8,450,737
Services--0.5%  B+      B1      6,500,000   Muzak Audio, Term B, due 12/31/2006                                6,521,665
                                                                                                          --------------
                                                                                                              14,972,402

Cable           BB      Ba3    10,900,000   CCVIII Operations, Term B, due 2/02/2008                          10,942,437
Television      BB+     Ba3    76,443,750   Charter Communications, Term B, due 3/18/2008                     76,667,960
Services--6.0%  NR++    Ba2    23,948,437   Chelsea Communications, Term, due 9/30/2004                       23,940,966
                NR++    NR++    9,900,000   Falcon Holdings, Term C, due 12/31/2007                            9,897,940
                BB      Ba3    15,966,800   Frontiervision Operating Partners L.P., Term B,
                                            due 3/31/2006                                                     15,976,779
                BB+     Ba3     7,500,000   Insight Kentucky Partners, Term B, due 12/31/2007                  7,439,063
                B+      B1     11,500,000   Pegasus Media & Communications Inc., Term, due 4/30/2005          11,533,545
                NR++    NR++   10,000,000   UCH/HHC Inc., Term B, due 12/31/2004                              10,000,000
                                                                                                          --------------
                                                                                                             166,398,690

Chemicals--6.9% NR++    NR++    3,806,413   CII Carbon LLC, Term, due 6/25/2008                                3,801,655
                NR++    NR++   11,113,503   Cedar Chemical, Term B, due 10/31/2003                            10,946,801
                NR++    NR++    9,891,304   Epsillon Products, Term B, due 12/31/2005                          9,823,747
                                            Huntsman Corp.:
                BB      Ba2     3,407,665    Term A, due 12/31/2002                                            3,387,788
                BB      Ba2     5,227,409    Term B, due 3/15/2004                                             5,231,492
                BB      Ba2     9,063,925    Term C, due 12/31/2005                                            9,071,004
                BB      Ba2    14,422,479    Term D, due 12/31/2002                                           14,338,353
                                            Huntsman ICI Chemical LLC.:
                NR++    B+     13,500,000    Term B, due 6/30/2007                                            13,606,070
                NR++    B+     13,500,000    Term C, due 6/30/2008                                            13,606,070
                                            Illiad Limited:
                NR++    NR++    2,965,969    Term B, due 7/01/2006                                             2,958,554
                NR++    NR++    9,886,563    Term C, due 7/01/2007                                             9,861,846
                NR++    Ba2    12,527,120   Koppers Industries, Term B, due 11/30/2004                        12,472,314
                                            Lyondell Petrochemical Co.:
                Ba2     NR++    8,211,125    Term A, due 6/30/2003                                             8,225,724
                Ba3     NR++   37,297,470    Term B, due 6/30/2005                                            37,737,618
                Ba3     NR++   14,887,500    Term E, due 5/17/2006                                            15,284,862
                B+      B2      7,800,000   Pioneer Americans Acquisition Corp., Term, due 12/05/2006          6,961,500
                NR++    NR++    9,250,000   Sybron Chemical, Term B, due 7/31/2004                             9,234,580
                NR++    B1      6,156,366   Texas Petrochemicals Corp., Term B, due 6/30/2004                  6,140,975
                                                                                                          --------------
                                                                                                             192,690,953

Computer-                                   Bridge Information:
Related         NR++    NR++    2,123,610    Term, due 5/29/2003                                               2,022,738
Products--1.3%  NR++    NR++   27,749,866    Term B, due 5/29/2005                                            26,740,075
                BB-     Ba3     3,873,044   Fairchild Semiconductors Corp., Term, due 4/30/2006                3,873,044
                NR++    NR++    3,714,844   Stratus Computer, Inc., Term B, due 2/26/2005                      3,714,844
                                                                                                          --------------
                                                                                                              36,350,701

Consumer        NR++    B1      8,285,454   Amscan Holdings, Inc., Axel, due 12/31/2004                        7,664,045
Products--1.9%  BB-     Ba3    20,000,000   Burhmann NV, Term B, due 10/26/2007                               20,157,500
                B+      B1      4,228,750   Holmes Products, Term B, due 2/05/2007                             4,199,677
                B+      B2     14,850,000   Revlon Consumer Products Corp., Term, due 5/30/2002               14,218,875
                NR++    NR++    7,200,583   Ritvik Holdings, Term B, due 2/07/2003                             5,940,481
                                                                                                          --------------
                                                                                                              52,180,578


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                     Senior Secured
Industries     Rating   Rating    Amount            Floating Rate Loan Interests*                               Value
Diversified     B+      Ba1   $22,749,123   Blount International Inc., Term B, due 6/30/2006               $  22,891,305
--0.8%

Drilling--0.8%  B+      B1     19,438,103   Key Energy Services Inc., Term B, due 9/14/2004                   19,474,550
                NR++    NR++    3,695,862   Rigco North America, Term, due 9/30/2000                           3,603,466
                                                                                                          --------------
                                                                                                              23,078,016

Drug/           B+      B1      4,900,000   Duane Reade Co., Term B, due 2/15/2005                             4,901,534
Proprietary
Stores--0.2%

Electronics/    B+      B1      7,500,000   Chippac International Co., Ltd., Term B, due 7/31/2006             7,495,313
Electrical      NR++    NR++    5,383,333   Communications & Power II Acquisition Corp., Term B, due
Components--                                8/11/2002                                                          5,141,083
5.3%            B+      NR++    8,449,000   DD Inc., Term B, due 4/22/2005                                     8,367,386
                NR++    Ba3     4,473,437   General Cable, Term B, due 6/30/2007                               4,472,042
                NR++    NR++    9,954,545   International Rectifier, Term B, due 6/30/2005                     9,985,653
                BB-     Ba3    25,000,000   Intersil Corp., Term, due 8/04/2005                               25,070,325
                B+      B1      5,000,000   Knowles Electricity, Term B, due 6/29/2007                         4,979,165
                                            Semiconductor:
                BB-     Ba3    14,444,444     Term B, due 8/04/2005                                           14,599,722
                BB-     Ba3    15,555,556     Term C, due 8/04/2007                                           15,722,778
                                            Superior Telecom:
                B+      Ba3    17,504,399     Term A, due 5/27/2004                                           17,468,265
                B+      Ba3     7,821,977     Term B, due 11/27/2005                                           7,789,382
                B       Ba3     6,630,491   Telex Communications, Inc., Term B, due 11/30/2004                 5,923,846
                                            ViaSystems Inc.:
                B+      NR++    1,391,662     Revolving Credit, due 11/30/2002                                 1,363,829
                B+      B1     19,782,990     Term C, due 6/30/2005                                           19,420,308
                                                                                                          --------------
                                                                                                             147,799,097

Energy--0.5%                                Perf-O-Log Inc.:
                NR++    NR++    1,536,818     Term, due 8/11/2003                                              1,452,293
                NR++    NR++    4,087,717     Term B, due 8/11/2003                                            3,862,893
                NR++    NR++    1,228,125     Term C, due 8/11/2003                                            1,160,578
                NR++    NR++    1,763,393     Term D, due 12/31/2004                                           1,684,040
                NR++    NR++      705,357     Term E, due 12/31/2004                                             673,616
                NR++    Ba3     3,914,692   Plains Scurlock, Term B, due 5/12/2004                             3,870,652
                                                                                                          --------------
                                                                                                              12,704,072

Environmental                               URS Corp.:
Services--0.2%  BB      Ba3     2,487,500     Term B, due 6/09/2006                                            2,507,711
                BB      Ba3     2,487,500     Term C, due 6/09/2007                                            2,507,711
                                                                                                          --------------
                                                                                                               5,015,422

Financial       NR++    B2     14,962,500   Outsourcing Solutions, Inc., Term B, due 6/01/2006                14,936,779
Services--1.7%  BB+     Ba3    31,750,000   Sovereign Bancorp. Inc., Term, due 11/17/2003                     31,888,906
                                                                                                          --------------
                                                                                                              46,825,685

Food & Kindred  B1      B+      5,000,000   B & G Foods, Term B, due 3/15/2006                                 4,993,750
Products--1.5%                              Specialty Foods, Inc.:
                NR++    B3      6,391,033     Revolving Credit, due 1/31/2001                                  6,359,078
                NR++    B3     10,906,972     Term, due 1/31/2001                                             10,934,240
                                            Triarc Consulting:
                NR++    NR++    5,759,448     Term B, due 2/25/2006                                            5,785,544
                NR++    NR++   14,053,052     Term C, due 2/25/2007                                           14,116,727
                                                                                                          --------------
                                                                                                              42,189,339


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                     Senior Secured
Industries     Rating   Rating    Amount            Floating Rate Loan Interests*                               Value
Funeral Homes & CCC     Caa1  $14,166,667   Prime Succession Inc., Axel, due 8/01/2003                    $   12,962,500
Parlors--0.7%   BB-     NR++    6,674,593   Rose Hills Co., Axel A, due 12/01/2003                             6,357,549
                                                                                                          --------------
                                                                                                              19,320,049

Furniture &     B+      Ba3     9,175,758   Sealy Mattress, Term A, due 12/15/2002                             9,141,348
Fixtures--0.6%                              Simmons Co.:
                B+      Ba3     2,136,735     Term B, due 10/29/2005                                           2,140,074
                B+      Ba3     5,343,750     Term C, due 10/29/2006                                           5,352,102
                                                                                                          --------------
                                                                                                              16,633,524

Gaming--0.5%                                Alliance Gaming Corp.:
                B       B2     10,127,093     Term B, due 7/31/2005                                            9,823,280
                B       B2      4,040,727     Term C, due 7/31/2005                                            3,919,505
                                                                                                          --------------
                                                                                                              13,742,785

Grocery--1.8%   B+      B2      4,950,000   Big V Supermarket, Term B, due 8/10/2003                           4,896,377
                BBB-    Ba2     1,287,809   Fred Meyer, Term, due 2/28/2003                                    1,276,655
                B       B2     31,000,000   Grand Union Co., Term, due 8/17/2003                              30,845,000
                                            The Pantry Inc.:
                BB-     Ba1     4,962,113     Term B, due 1/31/2008                                            4,973,486
                BB-     Ba3     1,732,478     Term B-2, due 1/31/2006                                          1,736,449
                BB-     Ba3     5,250,000     Term C, due 7/31/2006                                            5,266,406
                                                                                                          --------------
                                                                                                              48,994,373

Health          NR++    B1      2,103,620   Caremark Rx Inc., Term A, due 6/09/2001                            1,910,633
Services--2.3%                              Community Health Systems, Inc.:
                NR++    NR++    8,936,029     Term B, due 12/31/2003                                           8,862,628
                NR++    NR++    8,936,029     Term C, due 12/31/2004                                           8,865,818
                NR++    NR++      724,479     Term D, due 12/31/2005                                             718,915
                NR++    NR++   14,700,000   Iasis Healthcare Corp., Term B, due 9/30/2006                     14,406,000
                                            Magellen Health Services:
                B+      B2      1,984,691     Term B, due 2/12/2005                                            1,889,426
                B+      B2      1,984,691     Term C, due 2/12/2006                                            1,889,426
                NR++    Ba2    26,677,636   Total Renal Care, Term, due 3/31/2008                             24,510,078
                                                                                                          --------------
                                                                                                              63,052,924

Hotels &        NR++    Ba1    21,000,000   Starwood Hotels & Resorts Trust, Term, due 2/23/2003              21,078,750
Motels--5.2%    NR++    NR++    7,406,936   Strategic Holdings Inc., Term, due 11/16/2004                      7,434,712
                                            Wyndam International Inc.:
                B+      B3     51,000,000     Term, due 6/30/2006                                             50,338,581
                B+      B3     69,000,000     Term, due 6/30/2006                                             67,198,341
                                                                                                          --------------
                                                                                                             146,050,384

Insurance--0.9%                             BRW Acquisition:
                NR++    NR++    2,475,000     Term B, due 7/09/2006                                            2,450,250
                NR++    NR++    2,475,000     Term C, due 7/09/2007                                            2,450,250
                                            Willis Corroon Group PLC:
                BB      Ba2    12,125,000     Term B, due 11/19/2006                                          12,117,422
                BB      Ba2     4,122,500     Term C, due 11/19/2007                                           4,124,219
                BB      Ba2     4,122,500     Term D, due 5/19/2008                                            4,124,219
                                                                                                          --------------
                                                                                                              25,266,360


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                     Senior Secured
Industries     Rating   Rating    Amount            Floating Rate Loan Interests*                               Value
Leasing &       BB-     B1    $11,940,000   Anthony Crane Rental L.P., Term, due 7/20/2006                $   11,651,446
Rental                                      Avis Rent A Car Inc.:
Services--3.4%  BB+     Ba3    11,500,000     Term B, due 6/30/2006                                           11,576,073
                BB+     Ba3    11,500,000     Term C, due 6/30/2007                                           11,583,375
                CCC     B1      6,965,000   MEDIQ PRN Life Support Services, Term, due 6/30/2006               4,562,075
                                            Medical Specialties:
                NR++    NR++   12,845,455     Axel, due 6/30/2004                                             11,560,909
                NR++    NR++    4,418,182     Term, due 6/30/2001                                              3,976,364
                BB-     Ba3     7,000,000   Nations Rent Inc., Term B, due 7/20/2006                           6,997,081
                B+      B1      7,213,750   Panavision Inc., Term B, due 3/31/2005                             6,702,778
                BB-     NR++   11,970,000   Rent Way Inc., Term B, due 9/30/2006                              11,992,444
                BB+     Ba2    15,000,000   United Rentals Inc., Term C, due 8/12/2006                        14,983,590
                                                                                                          --------------
                                                                                                              95,586,135

Manufacturing   NR++    NR++    8,931,571   Channel Master, Term, due 10/10/2005                               8,886,914
--2.6%          B+      B1     20,000,000   Citation Corporation, Term B, due 12/01/2007                      19,806,260
                BB-     B1      7,425,000   Enviromental Systems, Term B, due 9/30/2005                        7,072,313
                NR++    NR++    5,000,000   Metokote Corp., Term B, due 11/02/2005                             5,012,500
                                            Mueller Industries Inc.:
                B+      NR++    3,725,000     Term B, due 8/16/2006                                            3,750,028
                NR++    NR++    8,712,500     Term C, due 8/16/2007                                            8,771,040
                                            Terex Corp.:
                BB-     Ba3     4,900,000     Term B, due 3/06/2005                                            4,907,002
                B+      B1     15,000,000     Term C, due 2/05/2006                                           15,039,060
                                                                                                          --------------
                                                                                                              73,245,117

Medical                                     Alaris Medical Systems, Inc.:
Equipment--     B+      B1      2,816,800     Term A, due 8/01/2002                                            2,788,632
0.5%            B+      B1      4,113,055     Term B, due 11/01/2003                                           4,097,631
                B+      B1      4,113,055     Term C, due 11/01/2004                                           4,097,631
                B+      B1      1,966,637     Term D, due 5/01/2005                                            1,959,262
                                                                                                          --------------
                                                                                                              12,943,156

Metals &        CCC-    NR++   19,600,000   AEI Resources Inc., Term B, due 12/31/2004                        17,395,000
Mining--4.5%    B-      B3      9,983,731   Acme Metals, Inc., Term, due 12/01/2005                            8,715,798
                NR++    NR++    9,944,920   Asarco Inc., Term 2, due 5/15/2001                                 9,926,274
                NR++    NR++    5,940,000   Handy & Harman, Term B, due 7/30/2006                              5,938,764
                                            Ispat Inland LP:
                BB      Ba3    19,207,500     Term B, due 7/15/2005                                           19,100,783
                BB      Ba3    19,207,500     Term C, due 7/15/2006                                           19,100,783
                BB-     Ba2    13,965,000   LTV Corporation, Term, due 11/10/2004                             14,052,281
                BB-     B1     31,000,000   Ormet Corporation, Term, due 8/15/2008                            30,922,500
                                                                                                          --------------
                                                                                                             125,152,183

Other Telecom-                              Pacific Coin:
munications--   NR++    NR++    3,903,273     Acquisition Term, due 12/31/2003                                 3,317,782
0.3%            NR++    NR++    1,801,059     Term A, due 12/31/2002                                           1,530,900
                NR++    NR++    2,685,969     Term B, due 12/31/2004                                           2,283,074
                                                                                                          --------------
                                                                                                               7,131,756


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                     Senior Secured
Industries     Rating   Rating    Amount            Floating Rate Loan Interests*                               Value
Packaging       NR++    NR++  $ 7,107,187   Dr. Pepper, Term B, due 10/07/2007                            $    7,128,410
--1.0%          B+      B1     14,850,000   Graham Packaging, Term D, due 1/31/2007                           14,839,798
                                            Packaging Co.:
                BB      NR++    3,349,587     Term B, due 4/12/2007                                            3,368,428
                BB      Ba3     3,364,013     Term C, due 4/12/2008                                            3,382,936
                                                                                                          --------------
                                                                                                              28,719,572

Paging--0.3%    CCC     B2     10,708,333   PageNet Finance, Inc., Revolving Credit, due 12/31/2004            9,102,083

Paper--6.6%     NR++    NR++    6,439,063   Cellular Tissue, Term C, due 3/24/2005                             6,229,793
                B+      B2      7,879,498   Crown Paper Co., Term B, due 8/22/2003                             7,459,261
                B+      Ba3     7,286,544   Jefferson Smurfit Company/Container Corp. of America,
                                            Term B, due 3/24/2006                                              7,304,309
                BB      Ba2     7,213,750   Pacifica., Term B, due 12/31/2006                                  7,249,819
                B2      B+      6,500,000   Repap Brunswick, Term B, due 6/01/2004                             6,365,938
                                            Riverwood International Corp.:
                B+      B1     14,381,313     Term A, due 2/28/2003                                           14,347,934
                B+      B1     56,602,949     Term B, due 2/28/2004                                           56,835,870
                B+      B1     21,646,317     Term C, due 8/31/2004                                           21,741,019
                                            Stone Container Corp.:
                B+      Ba3    27,899,729     Term C, due 10/01/2003                                          28,012,330
                B+      Ba3    17,920,018     Term E, due 10/01/2003                                          17,992,343
                                            Stronghaven:
                NR++    NR++    9,146,375     Term B, due 5/15/2004                                            7,774,419
                NR++    NR++    1,669,269     Term C, due 5/15/2004                                            1,418,879
                                                                                                          --------------
                                                                                                             182,731,914

Petroleum       BB-     Ba3    11,000,000   Clark Refining & Marketing, Inc., Term, due 11/15/2004             6,875,000
Refineries
--0.2%

Pharmaceuticals                             Dade Behring Inc.:
--0.6%          B+      Ba3     4,962,500     Term B, due 6/30/2006                                            4,975,795
                B+      Ba3     4,962,500     Term C, due 6/30/2007                                            4,975,795
                NR++    NR++    7,357,143   Endo Pharmaceuticals, Term B, due 6/30/2004                        7,265,179
                                                                                                          --------------
                                                                                                              17,216,769

Printing &                                  Advanstar Communications Inc.:
Publishing      B+      Ba3    14,722,321     Term B, due 4/30/2005                                           14,708,526
--3.3%          B+      Ba3     5,914,911     Term C, due 6/30/2007                                            5,933,395
                BB      Ba3    12,000,000   Big Flower, Term B, due 12/06/2008                                12,048,756
                NR++    NR++   14,316,368   Enterprise News Media, Term B, due 6/30/2005                      14,244,786
                BB+     Ba1     7,000,000   Hollinger International Publishing Inc., Term B, due
                                            12/31/2004                                                         7,056,875
                BB-     B1      5,486,250   Merrill Communications LLC, Term B, due 11/23/2007                 5,525,685
                                            Primedia:
                NR++    Ba3     3,760,000     Revolving Credit, due 12/31/2004                                 3,694,200
                BB-     Ba3     8,000,000     Term, due 6/30/2004                                              7,840,000
                BB-     Ba3     5,000,000     Term, due 7/31/2004                                              4,987,500
                B+      B1      4,000,000   Reiman Publications, Term B, due 12/01/2005                        4,015,000
                                            Ziff-Davis Inc.:
                BB-     Ba2     1,764,706     Revolving Credit, due 3/31/2005                                  1,732,721
                BB-     Ba2     1,444,444     Term A, due 3/31/2005                                            1,436,568
                BB-     Ba2     9,025,000     Term B, due 3/31/2006                                            9,031,047
                                                                                                          --------------
                                                                                                              92,255,059


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's     Face                     Senior Secured
Industries     Rating   Rating    Amount            Floating Rate Loan Interests*                               Value
Property        NR++    NR++  $ 4,950,000   Meditrust Co., Term D, due 7/17/2001                          $    4,801,500
Management--    NR++    Ba3    25,000,000   NRT Inc., Term, due 7/31/2004                                     24,898,450
1.7%            NR++    Ba3    17,910,000   Prison Realty Trust Inc., Term C, due 12/31/2002                  17,904,412
                                                                                                          --------------
                                                                                                              47,604,362

Restaurants--                               Domino & Bluefence:
0.8%            B+      B1      9,144,101     Term B, due 12/21/2006                                           9,192,684
                B+      B1      9,153,632     Term C, due 12/21/2007                                           9,204,306
                NR++    B1      2,957,627   Shoney's, Inc., Term B, due 4/30/2002                              2,834,392
                                                                                                          --------------
                                                                                                              21,231,382

Retail          NR++    B1      5,727,000   Advanced Store Company, Term B, due 4/15/2006                      5,698,365
Specialty--0.2%

Textile Mill                                Joan Fabrics Corp.:
Products--0.5%  NR++    NR++    2,379,836     Term B, due 6/30/2005                                            2,373,887
                NR++    NR++    1,233,894     Term C, due 6/30/2006                                            1,230,809
                NR++    NR++   10,343,296   Tartan Textiles, Term B, due 5/01/2005                            10,265,721
                                                                                                          --------------
                                                                                                              13,870,417

Tower           BB-     B1     25,000,000   American Tower, Term B, due 12/30/2007                            25,192,700
Construction    NR++    NR++   15,000,000   Spectracite, Term B, due 6/30/2006                                15,052,500
& Leasing--1.4%                                                                                           --------------
                                                                                                              40,245,200

Transportation  NR++    Ba1     5,000,000   Kansas City Southern Railroad, Term B, due 12/29/2006              5,038,280
Services--1.0%  B+      B1      8,000,000   North American Van Lines Inc., Term B, due 11/18/2007              7,987,504
                NR++    Ba3     6,940,063   Transport Manufacturing, Term B, due 6/15/2006                     6,979,100
                                            Travel Centers of America:
                BB-     Ba2     3,497,279     Term A, due 3/27/2005                                            3,516,951
                NR++    Ba2     3,943,573     Term B, due 3/27/2005                                            3,965,755
                                                                                                          --------------
                                                                                                              27,487,590

Utilities       NR++    Baa3    7,500,000   AES Texas Funding II, Term, due 4/24/2001                          7,509,375
--0.3%

Waste                                       Allied Waste North America Inc.:
Management--    BB      Ba3    10,000,000     Term A, due 6/30/2005                                            9,502,080
2.9%            BB      Ba3    31,818,182     Term B, due 6/30/2006                                           30,717,336
                BB      Ba3    38,181,818     Term C, due 6/30/2007                                           36,882,949
                BB-     B1      3,000,000   Stericycle Inc., Term B, due 11/10/2006                            3,016,407
                                                                                                          --------------
                                                                                                              80,118,772

Wired           BB+     Ba1    30,000,000   Cincinnati Bell Inc., Term, due 1/12/2007                         29,913,750
Telecommun-     NR++    NR++   10,000,000   E. Spire Communication, Term C, due 8/01/2006                      9,700,000
ications--2.2%  NR++    B3     23,333,333   Teligent Inc., Term, due 7/01/2002                                22,910,417
                                                                                                          --------------
                                                                                                              62,524,167

Wireless                                    Centennial Cellular Operating Co.:
Telecommun-     B+      B1      2,743,056     Term Loan A (PR), due 11/30/2006                                 2,736,933
ications--6.0%  B+      B1      2,256,944     Term Loan A (US), due 11/30/2006                                 2,251,907
                                            Dobson/Sygnet Operating Co.:
                NR++    B3      9,754,838     Term B, due 3/23/2007                                            9,793,165
                NR++    B3      4,950,000     Term C, due 12/23/2007                                           4,976,299
                                            Nextel Communications, Inc.:
                NR++    B1     26,000,000     Term B, due 6/30/2008                                           26,283,218
                BB-     Ba2    26,000,000     Term C, due 12/31/2008                                          26,283,218



Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (concluded)
                S&P    Moody's     Face                     Senior Secured
Industries     Rating   Rating    Amount            Floating Rate Loan Interests*                               Value
Wireless                                    PowerTel PCS, Inc.:
Telecommun-     NR++    NR++ $ 15,000,000     Term A, due 12/31/2004                                      $   14,948,445
ications        NR++    NR++    3,000,000     Term B, due 12/31/2006                                           2,990,625
(concluded)     NR++    B2     15,000,000   TeleCorp PCS, Term B, due 1/15/2008                               14,968,755
                NR++    B2     10,000,000   Tritel Holdings, Term B, due 12/31/2007                           10,032,500
                B+      B1     32,000,000   VoiceStream PCS Holding Corporation, Term B, due 2/25/2009        32,187,488
                NR++    B1     20,000,000   Western Wireless, Term A, due 3/31/2008                           19,962,500
                                                                                                          --------------
                                                                                                             167,415,053

                                            Total Senior Secured Floating Rate Loan Interests
                                            (Cost--$2,515,944,948)--89.0%                                  2,480,471,232

                                 Shares
                                  Held                  Warrants & Agreements

Cable Television Services--0.0%       707   Classic Cable, Inc. (a)                                                    0

Drilling--0.0%                     12,250   Rigco North America (a)                                                    0

General                         2,178,603   Just For Feet, Inc. (b)                                               10,583
Merchandise Stores--0.0%

                                            Total Investments in Warrants & Agreements
                                            (Cost--$2,178,603)--0.0%                                              10,583


                                Face
                                Amount                  Short-Term Securities

Commercial                    $50,000,000   The CIT Group Holdings, Inc., 5.76% due 3/08/2000                 49,944,000
Paper**---7.1%                 25,000,000   Ford Motor Credit Company (Puerto Rico), 5.77% due 3/10/2000      24,963,937
                               75,000,000   General Electric Capital Corp., 5.88% due 3/01/2000               75,000,000
                                7,279,000   General Motors Acceptance Corp., 5.94% due 3/01/2000               7,279,000
                               40,000,000   Transamerica Finance Corporation, 5.76% due 3/06/2000             39,968,000
                                                                                                          --------------
                                                                                                             197,154,937

US Government Agency           10,690,000   Federal Home Loan Banks, 5.66% due 3/17/2000                      10,663,109
Obligations**--3.0%                         Federal Home Loan Mortgage Corporation:
                               35,000,000     5.61% due 3/07/2000                                             34,967,275
                               38,709,000     5.68% due 3/21/2000                                             38,586,852
                                                                                                          --------------
                                                                                                              84,217,236

                                            Total Investments in Short-Term Securities
                                            (Cost--$281,372,173)--10.1%                                      281,372,173

Total Investments (Cost--$2,799,495,724)--99.1%                                                            2,761,853,988

Other Assets Less Liabilities--0.9%                                                                           24,003,081
                                                                                                          --------------
Net Assets--100.0%                                                                                        $2,785,857,069
                                                                                                          ==============


(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Agreement represents an obligation by Just For Feet, Inc. to pay an amount to the Fund on April 30, 2002, contingent upon the earnings before income taxes and depreciation of Just For Feet, Inc.
   as of January 31, 2002.
 ++Not Rated.
  *The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 29, 2000
Assets:             Investments, at value (identified cost--$2,799,495,724)                              $ 2,761,853,988
                    Cash                                                                                       2,982,891
                    Receivables:
                      Interest                                                         $    26,490,149
                      Capital shares sold                                                    2,998,820
                      Principal paydowns                                                       126,639
                      Commitment fees                                                            7,441        29,623,049
                                                                                       ---------------
                    Prepaid registration fees and other assets                                                   521,545
                                                                                                         ---------------
                    Total assets                                                                           2,794,981,473
                                                                                                         ---------------

Liabilities:        Payables:
                      Dividends to shareholders                                              4,550,803
                      Investment adviser                                                     1,655,111
                      Administrator                                                            435,556         6,641,470
                                                                                       ---------------
                    Deferred income                                                                            1,276,149
                    Accrued expenses and other liabilities                                                     1,206,785
                                                                                                         ---------------
                    Total liabilities                                                                          9,124,404
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 2,785,857,069
                                                                                                         ===============

Net Assets          Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:         authorized                                                                           $    28,937,577
                    Paid-in capital in excess of par                                                       2,882,434,011
                    Undistributed investment income--net                                                           5,580
                    Accumulated realized capital losses on investments--net                                  (86,640,548)
                    Unrealized depreciation on investments--net                                              (38,879,551)
                                                                                                         ---------------
                    Net Assets--Equivalent to $9.63 per share based on 289,375,766
                    shares of capital stock outstanding                                                  $ 2,785,857,069
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000

FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       February 29, 2000
Investment          Interest and discount earned                                                         $   134,249,344
Income:             Facility and other fees                                                                      112,002
                                                                                                         ---------------
                    Total income                                                                             134,361,346
                                                                                                         ---------------

Expenses:           Investment advisory fees                                           $    13,987,995
                    Administrative fees                                                      3,681,051
                    Transfer agent fees                                                        834,415
                    Accounting services                                                        234,249
                    Professional fees                                                          211,769
                    Tender offer costs                                                         147,631
                    Custodian fees                                                             104,801
                    Registration fees                                                          103,724
                    Assignment fees                                                             83,322
                    Borrowing costs                                                             40,444
                    Printing and shareholder reports                                            40,209
                    Directors' fees and expenses                                                14,249
                    Other                                                                       45,331
                                                                                       ---------------
                    Total expenses                                                                            19,529,190
                                                                                                         ---------------
                    Investment income--net                                                                   114,832,156
                                                                                                         ---------------

Realized &          Realized loss on investments--net                                                        (54,944,016)
Unrealized          Change in unrealized depreciation on investments--net                                     22,934,561
Gain (Loss)                                                                                              ---------------
on Investments      Net Increase in Net Assets Resulting from Operations                                 $    82,822,701
--Net:                                                                                                   ===============

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                        For the Six          For the
                                                                                        Months Ended        Year Ended
                                                                                        February 29,        August 31,
Increase (Decrease) in Net Assets:                                                          2000               1999
Operations:         Investment income--net                                             $   114,832,156   $   217,406,642
                    Realized loss on investments--net                                      (54,944,016)      (21,656,805)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        22,934,561       (59,345,622)
                                                                                       ---------------   ---------------
                    Net increase in net assets resulting from operations                    82,822,701       136,404,215
                                                                                       ---------------   ---------------

Dividends to        Investment income--net                                                (114,827,228)     (217,477,740)
Shareholders:                                                                          ---------------   ---------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                          (114,827,228)     (217,477,740)
                                                                                       ---------------   ---------------

Capital Share       Net decrease in net assets resulting from capital
Transactions:       share transactions                                                    (328,004,808)     (138,092,263)
                                                                                       ---------------   ---------------

Net Assets:         Total decrease in net assets                                          (360,009,335)     (219,165,788)
                    Beginning of period                                                  3,145,866,404     3,365,032,192
                                                                                       ---------------   ---------------
                    End of period*                                                     $ 2,785,857,069   $ 3,145,866,404
                                                                                       ===============   ===============

                   *Undistributed investment income--net                               $         5,580   $           652
                                                                                       ===============   ===============

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                For the Six Months Ended
                                                                                                       February 29, 2000
Cash Provided       Net increase in net assets resulting from operations                                 $    82,822,701
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Increase in receivables                                                                 (3,406,379)
                      Decrease in other liabilities                                                           (1,631,118)
                      Realized and unrealized loss on investments--net                                        32,009,455
                      Amortization of discount                                                                (7,707,578)
                                                                                                         ---------------
                    Net cash provided by operating activities                                                102,087,081
                                                                                                         ---------------

Cash Provided by    Proceeds from principal payments and sales of loan interests                           1,330,624,117
Investing           Purchases of loan interests                                                          (946,756,637)
Activities:         Purchases of short-term investments                                                  (11,079,042,528)
                    Proceeds from sales and maturities of short-term investments                          11,035,971,439
                                                                                                         ---------------
                    Net cash provided by investing activities                                                340,796,391
                                                                                                         ---------------

Cash Used for       Cash receipts on capital shares sold                                                     109,402,767
Financing           Cash payments on capital shares tendered                                                (489,159,762)
Activities:         Dividends paid to shareholders                                                           (62,462,664)
                                                                                                         ---------------
                    Net cash used for financing activities                                                  (442,219,659)
                                                                                                         ---------------

Cash:               Net increase in cash                                                                         663,813
                    Cash at beginning of period                                                                2,319,078
                                                                                                         ---------------
                    Cash at end of period                                                                $     2,982,891
                                                                                                         ===============

Non-Cash            Capital shares issued in reinvestment of dividends paid to shareholders              $    52,653,929
Financing                                                                                                ===============
Activities:
                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                     February 29,    For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997       1996
Per Share           Net asset value, beginning of period              $   9.73   $   9.97  $  10.02  $   9.99   $  10.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .37        .65       .68       .68        .66
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.10)      (.24)     (.05)      .03       (.03)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .27        .41       .63       .71        .63
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.37)      (.65)     (.68)     (.68)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.63   $   9.73  $   9.97  $  10.02   $   9.99
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.89%++    4.23%     6.47%     7.23%      6.53%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 1.32%*     1.33%     1.35%     1.32%      1.34%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.32%*     1.33%     1.40%     1.33%      1.34%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               7.78%*     6.59%     6.79%     6.72%      6.54%
                                                                      ========   ========  ========  ========   ========
Leverage:           Average amount of borrowings outstanding
                    during the period (in thousands)                        --         --  $ 24,299  $  4,409         --
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the period                             --         --  $    .08  $    .02         --
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in millions)           $  2,786   $  3,146  $  3,365  $  2,992   $  2,946
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  34.92%     60.06%    69.59%    74.00%     80.20%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


NOTES TO FINANCIAL STATMENTS

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at February 29, 2000 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Loan Interests for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Loan Interests were valued by calculating the mean of the last available bid and asked prices in the markets for such Loan Interests, and then using the mean of those two means. If only one quote for a particular Loan Interest was available, such Loan Interest were valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000



NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory and Administrative
Services Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of
 .95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of .25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended February 29, 2000, Merrill Lynch Funds
Distributor, Inc. ("MLFD"), a division of Princeton Funds
Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill
Lynch Group, Inc., earned early withdrawal charges of $2,315,123 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2000 were $946,756,637 and $1,330,750,756, respectively.

Net realized gains (losses) for the six months ended February 29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Losses

Loan interests                   $(54,946,119)  $(37,641,736)
Short-term investments                  2,103             --
Unfunded loan interests                    --     (1,237,815)
                                 ------------   ------------
Total                            $(54,944,016)  $(38,879,551)
                                 ============   ============


As of February 29, 2000, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $37,641,736, of which $10,700,618 is related to appreciated securities and $48,342,354 is related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $2,799,495,725.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months Ended                            Dollar
February 29, 2000                     Shares        Amount

Shares sold                        11,216,119   $ 108,501,025
Shares issued to share-
holders in reinvestment
of dividends                        5,448,226      52,653,929
                                -------------   -------------
Total issued                       16,664,345     161,154,954
Shares tendered                   (50,543,715)   (489,159,762)
                                -------------   -------------
Net decrease                      (33,879,370)  $(328,004,808)
                                =============   =============



Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


For the Year Ended                                  Dollar
August 31, 1999                       Shares        Amount

Shares sold                        50,310,746   $ 495,433,815
Shares issued to share-
holders in reinvestment
of dividends                       10,519,160     103,371,180
                                -------------   -------------
Total issued                       60,829,906     598,804,995
Shares tendered                   (74,992,308)   (736,897,258)
                                -------------   -------------
Net decrease                      (14,162,402)  $(138,092,263)
                                =============   =============


5. Unfunded Loan Interests:
As of February 29, 2000, the Fund had unfunded loan commitments of $33,811,100, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                  Unfunded
                                 Commitment
Borrower                       (in thousands)

Arena Brands, Inc.               $    1,926
Continental Airlines, Inc.            4,639
KSL Recreation Group, Inc.            8,309
Metro Goldwyn Mayer Co.               6,000
PageNet Finance, Inc.                 3,625
Primedia                              8,240
Speciality Foods, Inc.                   80
Viasystems Group, Inc.                  404
Ziff-Davis Inc.                         588


6. Short-Term Borrowings:
On June 21, 1999, the Fund extended its one-year credit agreement with Bank of New York. The agreement is a $100,000,000 credit facility bearing interest at the Federal Funds rate plus .50% and/or the Eurodollar rate plus .50%. The Fund had no borrowings under this commitment during the six months ended February 29, 2000. For the six months ended February 29, 2000, the facility and commitment fees aggregated approximately $40,444.


7. Capital Loss Carryforward:
At August 31, 1999, the Fund had a net capital loss carryforward of approximately $12,584,000 of which $1,471,000 expires in 2004;
$3,279,000 expires in 2005, $4,468,000 expires in 2006 and
$3,366,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund began a quarterly tender offer on March 22, 2000 which concludes on April 21, 2000.



Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


PORTFOLIO PROFILE

As of February 29, 2000

                                      Percent of
Ten Largest Holdings                 Total Assets

Wyndam International Inc.                4.2%
Riverwood International Corp.            3.3
Allied Waste North America Inc.          2.8
Charter Communications                   2.7
Lyondell Petrochemical Co.               2.2
Nextel Communications, Inc.              1.9
Stone Container Corp.                    1.6
Ispat Inland LP                          1.4
VoiceStream PCS Holding Corporation      1.2
Huntsman Corp.                           1.1


                                     Percent of
Five Largest Industries             Total Assets

Chemicals                                6.9%
Paper                                    6.5
Wireless Telecommunications              6.0
Cable Television Services                6.0
Electronics/Electrical Components        5.3


                                     Percent of
Quality Rating                       Long-Term
S&P/Moody's                         Investments

BBB/Baa                                  1.2%
BB/Ba                                   45.6
B/B                                     33.7
CCC/Caa                                  1.6
NR (Not Rated)                          17.9


Merrill Lynch Senior Floating Rate Fund, Inc.
February 29, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863